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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of TechTeam Global, Inc. of our report dated July 7, 2004 relating to the financial statements of Advanced Network Engineering NV/SA, included in the Current Report on Form 8-K/A of TechTeam Global, Inc., dated May 12, 2004.

Aalst, Belgium, May 10, 2005.

/s/ BVBA VAN CAUTER - SAEYS & CO